Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-81970 of Allstate Life of New York Separate Account A (the "Account") of Allstate Life Insurance Company of New York (the "Company") on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, to the use of our report dated March 8, 2002 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the reference to us under the heading "Experts" in such Prospectus and Statement of Additional Information.





/s/ Deloitte & Touche LLP
Chicago, Illinois
May 14, 2002

Exhibit 10(b)


                              BRICKER & ECKLER LLP

                                   LAW OFFICES
                              BRICKER & ECKLER LLP
                             100 South Third Street
                            COLUMBUS, OHIO 43215-4291

                            TELEPHONE (614) 227-2300

                               FAX (614) 227-2390
                             EMAIL: INFO@BRICKER.COM
                   INTERNET HOME PAGE: HTTP://WWW.BRICKER.COM

                                  -------------


                           WRITER'S DIRECT DIAL NUMBER

                                 (614) 227-4896



                                   May 1, 2002



Allstate Life Insurance Company of New York
One Allstate Drive
Farmingville, New York  11738


         Re:    Form N-4 Registration Statement
                Under the Securities Act of 1933 and the Investment Company Act of 1940 File No. 333-81970, 811-07467


         We hereby consent to the filing of this letter as an exhibit to Pre-Effective Amendment No. 1 to the above-referenced Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectuses constituting a part of the above-referenced Registration Statement, for group flexible premium deferred variable annuity contracts, to be issued by the Company through its Separate Account A.

                                                     Sincerely,

                                                     /S/ BRICKER & ECKLER LLP

                                                     Bricker & Eckler LLP


Columbus, Ohio
May 1, 2002